Exhibit 10.3
AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of March 4, 2008, among BROADPOINT SECURITIES GROUP, INC., f/k/a First Albany Companies Inc., a New York corporation (the “Company”), MATLINPATTERSON FA ACQUISITION LLC, a Delaware limited liability company (the “Principal Investor”), ROBERT M. FINE (“Fine”) and ROBERT M. TIRSCHWELL (together with Fine, the “Other Investors”), to the Registration Rights Agreement, dated as of September 21, 2007 (the “Registration Rights Agreement”).  Capitalized terms used an not otherwise defined in this Amendment have the meanings set forth in the Registration Rights Agreement.

RECITALS

WHEREAS, the parties hereto have heretofore executed and entered into the Registration Rights Agreement;

WHEREAS, the Company, the Principal Investor and Mast Credit Opportunities I Master Fund Limited (“Mast”) have entered into a Stock Purchase Agreement dated as of March 4, 2008 (the “Stock Purchase Agreement”), along with certain individual investors listed on the signature pages thereto (the “Individual Investors”);

WHEREAS, pursuant to the Stock Purchase Agreement, the Principal Investor will be acquiring 1,594,000 shares of Common Stock of the Company (the “New MP Stock”), and Mast will be acquiring 7,058,824 shares of Common Stock of the Company (the “Mast Stock”) and the Individual Investors will be acquiring, in the aggregate, 2,926,764 shares of Common Stock of the Company (the “Other Investor Stock”);

WHEREAS, the parties hereto have agreed that the New MP Stock shall receive the same treatment pursuant to the Registration Rights Agreement as the Registrable Securities (as such term is defined in the Registration Rights Agreement) already held by the Principal Investor;

WHEREAS, the Company and Mast are entering into a Registration Rights Agreement as of the date herewith (the “Mast Rights Agreement”), pursuant to which the Company will file one or more registration statements registering resales of the Mast Stock (the “Shelf Registrations”);

WHEREAS, the parties hereto have agreed that the piggyback registration rights set out in the Registration Rights Agreement and the provisions of Sections 9.2 and 9.3 of the Registration Rights Agreement will not apply in respect of the Shelf Registrations and that certain restrictions will be imposed on the ability of the Principal Investor and the Other Investors to require the filing of a Demand Registration thereunder;

NOW, THEREFORE, in consideration of these premises and the representations, warranties, covenants and agreements herein set forth, the parties agree as follows:

1. The term “Shares”, as used in the Registration Rights Agreement, is hereby amended to include the New MP Stock in addition to the shares of Common Stock issued pursuant to the Investment Agreement.

2. The Company shall not be obligated to file a Demand Registration pursuant to Section 2 of the Registration Rights Agreement prior to the date (the “Deferred Filing Date”) that is the earlier of (x) one business day following the date as of which one or more Shelf Registrations shall have become effective with respect to all the Mast Stock or (y) January 15, 2009.  For the avoidance of doubt, the Principal Investor and the Other Investors may exercise their demand registration rights under Section 2 up to ninety (90) days prior to the Deferred Filing Date and the Company shall be obligated to prepare the Demand Registration for filing, but the Company shall no obligation to file such Demand Registration with the Commission prior to the Deferred Filing Date.

3. The piggyback registration rights of the Principal Investor and the Other Investors set out in Section 3 of the Registration Rights Agreement shall not apply in respect of the Shelf Registrations.

4. The provisions of Section 9.2 the Registration Rights Agreement shall not apply in respect of the Shelf Registrations.

5. The provisions of Section 9.3 of the Registration Rights Agreement shall not apply to the execution and delivery by the Company of the Mast Registration Rights Agreement.

6. In all other respects, the Registration Rights Agreement shall remain in full force and effect, unamended.

7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

8. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument.  All signatures need not be on the same counterpart.

[the next page is the signature page]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed by the parties hereto as of the date first written above.

The Company: BROADPOINT SECURITIES GROUP, INC.

By:	/s/ Lee Fensterstock
Name: Lee Fensterstock
Title: Chief Executive Officer

The Principal Investor: MATLINPATTERSION FA ACQUISITION LLC

By:	/s/ Lawrence M. Teitelbaum
Name: Lawrence M. Teitelbaum
Title: President

The Other Investors:

By:	/s/ Robert M. Fine
Robert M. Fine

By:	/s/ Robert M. Tirschwell
Robert M. Tirschwell